Supplement dated April 7, 1998 to the
                     Statement of Additional Information for
                     Pilgrim America MagnaCap Fund series of
                     Pilgrim America Investment Funds, Inc.
                             Dated November 1, 1997

         The third paragraph under "Execution of Portfolio Transactions" on page 12 is hereby replaced with the following paragraph:

         While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.